EXHIBIT 99.1
A10 Networks Reports Financial Results for the Second Quarter of 2024

Company Maintains Solid Profitability

SAN JOSE, Calif., July 30, 2024 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its second quarter ended June 30, 2024.

Second Quarter 2024 Financial Summary

•Revenue of $60.1 million, compared to $65.8 million in the second quarter of 2023. Revenue for the first six months of 2024 was $120.8 million, compared to $123.5 million for the first half of 2023.

•GAAP gross margin of 80.0%; non-GAAP gross margin of 80.9% as a result of continued focus on operational execution of business model goals in spite of near-term volatility in the market.

•GAAP net income of $9.5 million (15.8% of revenue), or $0.13 per diluted share, compared to net income of $11.6 million (17.7% of revenue) or $0.15 per diluted share in the second quarter of 2023.

•Non-GAAP net income of $13.2 million (22.0% of revenue), or $0.18 per diluted share (non-GAAP EPS) compared to non-GAAP net income of $14.5 million (22.1% of revenue) or $0.19 per diluted share in the second quarter of 2023.

•The Company returned $16.3 million to investors, having repurchased 844 thousand shares at an average price of $14.02 per share for a total of $11.8 million and having paid $4.5 million in cash dividends in the quarter.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable September 3, 2024, to stockholders of record at the close of business on August 15, 2024.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“Consistent with our prior comments and expectations, the North American service provider market remains volatile, impacting our quarter-to-quarter visibility,” commented Dhrupad Trivedi, A10 Network’s President and Chief Executive Officer. “While elongated sales cycles have slowed service provider revenue, we continue to believe that we have not lost those customer opportunities to competitors or cancellations, and demand for our security-led solutions remains robust. The Enterprise segment continues to grow in line with our stated strategy. During the second quarter, Enterprise revenue increased 25% and year-to-date, Enterprise revenue was up 7%. We continue to increase our research and development investments, focused on enterprise-targeted solutions and capitalizing on AI-driven market potential, to better position A10 to capture growth opportunities in the future.”

“Despite the macro challenges, we continued to deliver bottom-line results in-line with expectations while returning significant capital to shareholders,” added Trivedi. “We believe our business model enables solid and consistent profitability, and our revenue diversification positions A10 to navigate challenging market conditions.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, Tuesday, July 30, 2024, to discuss these results. Interested parties may access the conference call by dialing (833) 470-1428 (toll-free) or (404) 975-4839 and referencing access code: 707454.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 793093.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments and stock repurchase program, strategy, growth, customer opportunities, demand, positioning, profitability, revenue and expectations for 2024, market trends, investments and return of capital. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 29, 2024. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) restructuring expense, (iii) cyber incident remediation expense, (iv) one-time tax planning expense, (v) one-time legal expense and (vi) income tax effect of non-GAAP items (i) to (v) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) restructuring expense and (iii) cyber incident remediation expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) restructuring expense, (iii) cyber incident remediation expense, (iv) one-time tax planning expense and (v) one-time legal expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) restructuring expense, (iii) cyber incident remediation expense, (iv) one-time tax planning expense and (v) one-time legal expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) restructuring expense, (vi) cyber incident remediation expense, (vii) one-time tax planning expense and (viii) one-time legal expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides security and infrastructure solutions for on-premises, hybrid cloud, and edge-cloud environments. Our 7000+ customers span global large enterprises and communications, cloud and web service providers who must ensure business-critical applications and networks are secure, available, and efficient. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net revenue:
Products	$29,533	$39,090	$59,602	$70,272
Services	30,563	26,727	61,169	53,236
Total net revenue	60,096	65,817	120,771	123,508
Cost of net revenue:
Products	6,813	9,436	13,612	15,519
Services	5,225	4,027	9,870	8,160
Total cost of net revenue	12,038	13,463	23,482	23,679
Gross profit	48,058	52,354	97,289	99,829
Operating expenses:
Sales and marketing	19,453	20,868	40,667	43,202
Research and development	14,737	13,965	28,800	25,630
General and administrative	5,952	5,255	12,693	12,564
Total operating expenses	40,142	40,088	82,160	81,396
Income from operations	7,916	12,266	15,129	18,433
Non-operating income, net:
Interest income	1,761	662	3,442	1,635
Other income (expense), net	1,306	1,884	3,632	(334)
Non-operating income, net	3,067	2,546	7,074	1,301
Income before provision for income taxes	10,983	14,812	22,203	19,734
Provision for income taxes	1,507	3,186	3,001	4,150
Net income	$9,476	$11,626	$19,202	$15,584
Net income per share:
Basic	$0.13	$0.16	$0.26	$0.21
Diluted	$0.13	$0.15	$0.25	$0.21
Weighted-average shares used in computing net income per share:
Basic	74,366	74,017	74,401	74,009
Diluted	75,497	75,428	75,432	75,512

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

GAAP net income	$9,476	$11,626	$19,202	$15,584
Non-GAAP items:
Stock-based compensation and related payroll tax	4,309	3,527	8,298	7,497
Restructuring expense	—	—	—	1,861
Cyber incident remediation expense (recovery)	—	(621)	—	732
One-time tax planning expense	400	—	400	—
One-time legal expense	71	—	71	—
Income tax-effect of non-GAAP items	(1,046)	(3)	(2,017)	(1,218)
Total non-GAAP items	3,734	2,903	6,752	8,872
Non-GAAP net income	$13,210	$14,529	$25,954	$24,456

GAAP net income per share:
Basic	$0.13	$0.16	$0.26	$0.21
Diluted	$0.13	$0.15	$0.25	$0.21
Non-GAAP items:
Stock-based compensation and related payroll tax	0.05	0.05	0.11	0.10
Restructuring expense	—	0.01	—	0.02
Cyber incident remediation expense (recovery)	—	(0.01)	—	0.01
One-time tax planning expense	0.01	—	0.01	—
One-time legal expense	—	—	—	—
Income tax-effect of non-GAAP items	(0.01)	—	(0.03)	(0.02)
Total non-GAAP items	0.05	0.04	0.09	0.12

Non-GAAP net income per share:
Basic	$0.18	$0.20	$0.35	$0.33
Diluted	$0.18	$0.19	$0.34	$0.32
Weighted average shares used in computing net income per share:
Basic	74,366	74,017	74,401	74,009
Diluted	75,497	75,428	75,432	75,512

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$77,457	$97,244
Marketable securities	99,682	62,056
Accounts receivable, net of allowances of $676 and $405, respectively	57,395	74,307
Inventory	25,212	23,522
Prepaid expenses and other current assets	15,301	14,695
Total current assets	275,047	271,824
Property and equipment, net	34,012	29,876
Goodwill	1,307	1,307
Deferred tax assets, net	62,327	62,725
Other non-current assets	24,477	24,077
Total assets	$397,170	$389,809
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,642	$7,024
Accrued liabilities	27,398	21,388
Deferred revenue	81,993	82,657
Total current liabilities	115,033	111,069
Deferred revenue, non-current	57,963	58,677
Other non-current liabilities	9,817	12,187
Total liabilities	182,813	181,933

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 89,580 and 89,003 shares issued and 73,860 and 74,359 shares outstanding, respectively	1	1
Treasury stock, at cost: 15,720 and 14,644 shares, respectively	(165,785)	(150,909)
Additional paid-in-capital	497,520	486,958
Dividends paid	(46,562)	(37,619)
Accumulated other comprehensive income (loss)	465	(71)
Accumulated deficit	(71,282)	(90,484)
Total stockholders' equity	214,357	207,876
Total liabilities and stockholders' equity	$397,170	$389,809

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net income	$19,202	$15,584
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,507	4,307
Stock-based compensation	8,105	7,214
Other non-cash items	(403)	(270)
Changes in operating assets and liabilities:
Accounts receivable	16,695	3,698
Inventory	(3,318)	(1,705)
Prepaid expenses and other assets	(541)	3,827
Accounts payable	(2,859)	(1,460)
Accrued liabilities	3,640	(17,094)
Deferred revenue	(1,378)	4,621
Net cash provided by operating activities	44,650	18,722
Cash flows from investing activities:
Proceeds from sales of marketable securities	22,536	42,252
Proceeds from maturities of marketable securities	47,699	44,532
Purchases of marketable securities	(106,293)	(44,680)
Capital expenditures	(6,414)	(5,065)
Net cash provided by (used in) investing activities	(42,472)	37,039
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	1,854	2,559
Repurchase of common stock	(14,876)	(6,230)
Payments for dividends	(8,943)	(8,880)
Net cash used in financing activities	(21,965)	(12,551)
Net increase (decrease) in cash and cash equivalents	(19,787)	43,210
Cash and cash equivalents—beginning of period	97,244	67,971
Cash and cash equivalents—end of period	$77,457	$111,181

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$1,628	$959
Purchases of property and equipment included in accounts payable	$1,477	$1,134

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

GAAP gross profit	$48,058	$52,354	$97,289	$99,829
GAAP gross margin	80.0%	79.5%	80.6%	80.8%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	563	417	1,034	861
Restructuring expense	—	—	—	42
Cyber incident remediation expense	—	—	—	3
Non-GAAP gross profit	$48,621	$52,771	$98,323	$100,735
Non-GAAP gross margin	80.9%	80.2%	81.4%	81.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

GAAP total operating expenses	$40,142	$40,088	$82,160	$81,396

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,746)	(3,110)	(7,264)	(6,636)
Restructuring expense	—	—	—	(1,819)
Cyber incident remediation recovery (expense)	—	621	—	(729)
One-time tax planning expense	(400)	—	(400)	—
One-time legal expense	(71)	—	(71)	—
Non-GAAP total operating expenses	$35,925	$37,599	$74,425	$72,212

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

GAAP income from operations	$7,916	$12,266	$15,129	$18,433
GAAP operating margin	13.2%	18.6%	12.5%	14.9%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,309	3,527	8,298	7,497
Restructuring expense	—	—	—	1,861
Cyber incident remediation expense (recovery)	—	(621)	—	732
One-time tax planning expense	400	—	400	—
One-time legal expense	71	—	71	—
Non-GAAP operating income	$12,696	$15,172	$23,898	$28,523
Non-GAAP operating margin	21.1%	23.1%	19.8%	23.1%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

GAAP net income	$9,476	$11,626	$19,202	$15,584
GAAP net income margin	15.8%	17.7%	15.9%	12.6%

Exclude: Interest and other (income) expense, net	(3,067)	(2,546)	(7,074)	(1,301)
Exclude: Depreciation and amortization	2,815	2,202	5,507	4,308
Exclude: Provision for income taxes	1,507	3,186	3,001	4,150
EBITDA	10,731	14,468	20,636	22,741
Exclude: Stock-based compensation and related payroll tax	4,309	3,527	8,298	7,497
Exclude: Restructuring expense	—	—	—	1,861
Exclude: Cyber incident remediation expense (recovery)	—	(621)	—	732
Exclude: One-time tax planning expense	400	—	400	—
Exclude: One-time legal expense	71	—	71	—
Adjusted EBITDA	$15,511	$17,374	$29,405	$32,831
Adjusted EBITDA margin	25.8%	26.4%	24.3%	26.6%